UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  MARCH 14, 2005


                            STERLING CHEMICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        000-50132                                         76-0502785
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(Commission File Number)                       (IRS Employer Identification No.)


                           333 CLAY STREET, SUITE 3600
                            HOUSTON, TEXAS 77002-4109
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              (Address of Principal Executive Offices and Zip Code)


                                 (713) 650-3700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.01  REGULATION FD DISCLOSURE

           On March 14, 2005, Sterling Chemicals, Inc., a Delaware corporation ("Sterling"), issued a press release announcing Sterling's continued evaluation of its options with respect to its acrylonitrile and related derivative businesses and its current focus on two options in particular. Filed herewith is a copy of such press release.

           This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

           Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the Company's ability to secure adequate supplies of propylene, the amount of expected capital costs associated with various alternatives, the amount of expected closure costs, the amount of costs absorbed by the Company's other businesses in the event of a permanent closure of the Company's acrylonitrile facilities and related derivative units and, in the event of a permanent closure of these facilities, the ability of the Company to use the space and infrastructure that is currently associated with the acrylonitrile and derivate operations. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and Sterling's overall business and financial performance can be found in Sterling's filings with the Securities and Exchange Commission, including Sterling's Annual Report on Form 10-K. These factors include, among others, the timing and extent of changes in commodity prices, the cyclicality of the petrochemicals industry, petrochemicals industry production capacity and operating rates, market conditions in the petrochemicals industry, competition, changes in global economic and business conditions, increases in raw materials costs, Sterling's ability to obtain raw materials and energy at acceptable prices, in a timely manner and on acceptable terms, regulatory initiatives and compliance with governmental regulations, compliance with environmental laws and regulations, customer preferences and various other matters, many of which are beyond Sterling's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and Sterling undertakes no obligation to publicly update or revise any forward-looking statements.

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
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits.

       Exhibit Number          Description
       --------------          -----------

           99.1                Press release of March 14, 2005



















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    STERLING CHEMICALS, INC.

                                    By: /s/ Richard K. Crump
                                        ---------------------------------------
                                        Richard K. Crump
                                        President and Chief Executive Officer



Dated: March 14, 2005




















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
                                  EXHIBIT INDEX


       Exhibit Number          Description
       --------------          -----------

           99.1                Press Release of March 14, 2005






























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